UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 2, 2010

             TBS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	000-51368	98-0646151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Arthur Cox Building
Earlsfort Terrace
Dublin 2, Ireland
(Address of Principal Executive Offices)

+1 353(0) 1 618 0000
 (Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On September 2, 2010, TBS International plc issued a press release announcing that the company has taken delivery in China of the newly-constructed vessel M/V Montauk Maiden from Nantong Yahua Shipbuilding Group Co., Ltd on September 2, 2010.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press release of TBS International plc dated September 2, 2010, announcing the company's delivery of the third of a series of six newly-constructed multipurpose tweendecker vessels.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL PLC

Date: September 7, 2010	By:	/s/ Ferdinand V. Lepere
Ferdinand V. Lepere
Senior Executive Vice President and Chief Financial Officer